                                                                   Exhibit 10.10



                           RESTRICTED STOCK AGREEMENT

     RESTRICTED STOCK AGREEMENT dated as of December 19, 1995 among NEW AMERICAN HEALTHCARE CORPORATION, a Tennessee corporation (the "Company"), WELSH, CARSON, ANDERSON & STOWE VII, L.P., a Delaware limited partnership ("WCAS VII"), the several other investors named in Annex I hereto (collectively with WCAS VII, the "Purchasers"), and the several individuals named in Annex II hereto (individually, a "Founder" and collectively, the "Founders").

     WHEREAS, pursuant to a Securities Purchase Agreement dated as of December 19, 1995 (the "Purchase Agreement") among the Company, the Purchasers and the Founders, the Company (i) proposes to issue and sell to the Purchasers and the Founders on the date hereof an aggregate 5,026,500 shares of Common Stock, $0.01 par value ("Common Stock"), of the Company and (ii) subject to the provisions of the Purchase Agreement, may issue and sell to the Purchasers and Founders up to
(A) an aggregate 250,000 shares of Series A Non-Convertible Cumulative Preferred Stock (the "Series A Preferred Stock") and (B) an aggregate 235,000 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock"), in each case during the five-year period after the date hereof;

     WHEREAS, on the date hereof and prior to any additional purchases of securities to be made by such Founders on the date hereof pursuant to the Purchase Agreement, the Founders own the number of shares of Common Stock set opposite their respective names in Annex II hereto under the heading "Number of Restricted Shares", being 2,800,000 shares in the aggregate; and

     WHEREAS, the Purchasers are willing to consummate the initial purchase and any subsequent purchase contemplated to be made by them pursuant to the Purchase Agreement on the terms and subject to the conditions set forth therein if, and only if, each of the Founders covenants and agrees to subject the number of shares of Common Stock owned by him as of the date hereof and set opposite his name in Annex II hereto under the heading "Number of Restricted Shares" to certain restrictions, including without limitation that such shares of Common Stock be subject to repurchase by the Company under certain circumstances, all as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

                                       I.

                  SHARES OF COMMON STOCK SUBJECT TO REPURCHASE

     SECTION A. Agreement to Restrict. Each Founder hereby agrees to subject, and does hereby subject, all shares of Common Stock owned by him on the date hereof, the number of which is set opposite his name in Annex II hereto under the heading "Number of Restricted Shares", to the provisions of this Restricted Stock Agreement (said shares, in the case of each Founder, being herein called his "Restricted Shares" and all said shares of all Founders collectively being herein called the "Restricted Shares").

     SECTION B. Vested and Unvested Shares. The Restricted Shares of each Founder as of any date, less any of the same which, as of such date, shall have become vested with respect to such Founder as provided in Sections 1.03 and 1.04 below, are hereinafter referred to as of such date as "Unvested Shares", and any Restricted Shares which, as of any date, shall have become vested with respect to such Founder as provided in Sections 1.03 and 1.04 below, are hereinafter collectively referred to as of such date as "Vested Shares". The Unvested Shares held by any Founder from time to time shall be subject to the repurchase rights of the Company as set forth in Section 1.05 below. All Shares purchased by the Founders pursuant to the Securities Purchase Agreement dated December 19, 1995 between the Company, the Founders, and the Purchasers and, unless otherwise specifically noted on such certificates and by an amendment hereto, all shares hereafter purchased by the Founders, shall be considered Vested Shares not subject to the provisions of this Agreement.

     SECTION C. Ordinary Vesting. Except as otherwise provided in Sections 1.04 and 1.05 below, 1/48 of each Founder's Restricted Shares shall vest on the last day of each calendar month commencing after August 28, 1995 with respect to Messrs. Martin, McLendon, Watson and Hill, and, in connection with the person who may, pursuant to Section 3.7 hereof, be treated as a Founder for purposes of this Agreement, on the date such person purchases the shares of Common Stock which are to be subject hereto.

     SECTION D. Accelerated Vesting.

     1. If a "Change of Control" (as hereinafter defined) shall occur then concurrently with such Change of Control all Unvested Shares held by any Founder whose employment with the Company shall not theretofore have ceased shall become Vested Shares.

          2. For purposes of this Agreement, a "Change of Control" means:

          a. a transaction whereby the Company shall merge or consolidate with or into another entity (other than the consolidation or merger of a wholly-owned subsidiary with or into the Company and other than a merger involving the Company in which holders of at least 51% of the outstanding Common Stock, on a fully diluted basis, immediately prior to such merger or consolidation hold at least 51% of the Common Stock, on a fully diluted basis, immediately thereafter, in substantially the same proportions);

          b. the sale or other disposition by WCAS in a single transaction or a series of transactions, of shares of outstanding Common Stock, or securities convertible into Common Stock of the Company of at least 33 1/3% of the outstanding Common Stock, on a fully diluted basis, calculated immediately prior to such a sale or other disposition; or

          c. a sale of all or substantially all of the properties and assets of the Company.

          SECTION E. Right of Repurchase of Unvested Shares Upon Termination of Employment.

          1. Each Founder agrees with the Company and the Purchasers that upon the termination of such Founder's employment with the Company for any reason,
(i) no further Restricted Shares of such Founder shall, unless so provided in
Section 1.05(c), thereafter become Vested Shares and (ii) the Company shall thereupon have the right and option, but not the obligation, on the terms set forth in this Section 1.05, to purchase from such Founder that Founder's Unvested Shares; provided, however, that if such Founder's employment with the Company is terminated for any of the reasons set forth in Section 7(a)(iv) of such Founder's Employment Agreement with the Company, whether before or after the scheduled expiration date of the Employment Term (as defined in the Employment Agreement), then the Company shall only be entitled to repurchase, the lesser of (i) the number of Unvested Shares as of the last day in the calendar month in which the Founder's employment with the Company is terminated or (ii) the number of such Founder's Unvested Shares equal to the percentage set forth below opposite such Founder's name of the total original number of such Founder's Restricted Shares:

           Robert M. Martin:                50.0%
           Dana C. McLendon, Jr.:           50.0%
           Craig B. Watson:                 65.0%
           Timothy S. Hill:                 80.0%
           Any additional person
             treated pursuant to

     Section 3.7 hereof
     as a Founder:               85.0%

The Unvested Shares of a Founder which become purchasable by the Company pursuant to this Section 1.05 are herein sometimes referred to as "Repurchase Shares". The purchase price to be paid for Repurchase Shares (the "Repurchase Price") under this Section 1.05 shall be the price such Founder paid for such Repurchase Shares at the time he acquired such shares from the Company. Notwithstanding the foregoing, if (i) Craig B. Watson's Employment Term (as such term is defined in his Executive Employment Agreement with the Company dated as of the date hereof) does not commence by February 1, 1996 or (ii) Timothy S. Hill's Employment Term (as such term is defined in his Executive Employment Agreement with the Company dated as of the date hereof) does not commence by March 1, 1996, then the Company shall be entitled, at its option, to purchase all of Mr. Watson's or Mr. Hill's, as the case may be, Restricted Shares, whether or not any have theretofore become Vested Shares, at the Repurchase Price, together with all Shares of capital stock of the Company purchased by Mr. Watson or Mr. Hill, as the case may be, pursuant to the Purchase Agreement at the price paid therefor.

     If after the date hereof any subdivision or combination of the shares of Common Stock of the Company shall have occurred or any dividend or other distribution upon the shares of Common Stock payable in Common Stock or in options to purchase Common Stock or securities convertible into Common Stock shall have been made or declared, then (i) all shares issued or issuable to a Founder in connection therewith in respect of shares which constitute Unvested Shares shall become Restricted Shares and shall be treated as part of the total original number of Restricted Shares held by such Founder and (ii) the purchase price payable by the Company thereafter pursuant to this Section 1.05 for each Unvested Share shall be a price obtained by dividing the aggregate purchase price for all Unvested Shares prior to such event by the total number of Unvested Shares existing immediately after the occurrence of such event.

     2. Each Founder agrees with the Company and the Purchasers that upon any transfer of the Unvested Shares in violation of this Agreement, either willfully or by operation of law, the Company shall thereupon have the right and option, but not the obligation, on the terms set forth in this Section 1.05, to purchase from such Founder or its transferee all of the Unvested Shares held by such person at the Repurchase Price (such Unvested Shares to be designated for purchase by the Company under this Section 1.05 are sometimes referred to as "Repurchase Shares").

     3. Within sixty (60) days after the occurrence of any event specified in subsection (a) above or within sixty (60) days after the Company obtains knowledge of the occurrence of an event specified in subsection (b) above, the Company shall give such Founder (or, in the case of a transfer, such Founder's transferee) written notice of the Company's election to exercise its right to purchase any Unvested Shares held by such Founder (or transferee) under this Section 1.05 and the number of Unvested Shares the Company elects to purchase. The closing for the purchase by the Company of any such Unvested Shares pursuant to the provisions of this Section 1.05 will take place at the offices of the Company on the date specified in such written notice, which date shall be a business day not later than 30 days after the date such notice is given. At such closing, such Founder shall deliver the Repurchase Shares to the Company, duly endorsed for transfer, against payment of the purchase price therefor. Such purchase price shall be payable to the Founder by certified or cashier's check payable to his order. To the extent the Company chooses not to exercise such right and option under this Section 1.05 to repurchase any Unvested Shares from a Founder (unless such decision is made because the Company is at the time prevented from repurchasing such shares under applicable law, in which event no Unvested Shares shall continue to vest pursuant to Section 1.03 until such date, if any, that is 90 days after the date on which the Company determines that it shall be able to exercise its rights under this Section 1.05 and the Company shall be entitled to exercise its rights hereunder until such date) all Unvested Shares of such Founder shall become Vested Shares. Any decision pursuant to this Section 1.05(c) to repurchase or not to repurchase shares shall be made by a majority of the members of the Board of Directors excluding any Founder Stockholders Designees (as defined in the Stockholders Agreement, dated December 19, 1995, among the Company and the several parties named in Schedule I and II thereto).

     SECTION F. Rights as a Stockholder. Subject to the provisions of Sections 1.03, 1.04, 1.05 and 1.07 hereof, each Founder will have all rights of a stockholder with respect to all Common Shares held by him, including the right to vote such Common Shares and to receive any dividends paid thereon.

     SECTION G. Transfer Restrictions on Restricted Shares. Notwithstanding anything contained in this Agreement to the contrary, each Founder agrees with the Company that such Founder will not sell, assign, transfer, pledge, convey or otherwise dispose of any Unvested Shares, or subject the same to any lien, encumbrance, mortgage or other security interest of any kind whatsoever, prior to the date on which such Unvested Shares become Vested Shares as provided in this Agreement.

     SECTION H. Recording of Assignments. The Company shall not record any assignment, transfer or other disposition of any Restricted Shares on its transfer books unless the provisions of this Agreement shall have been fully complied with and the Company shall have received satisfactory evidence thereof.

     SECTION I. Legend on Stock Certificates. Each stock certificate representing Restricted Shares held by each Founder shall be conspicuously endorsed with the following legend:

   THE RIGHTS OF THE HOLDER OF THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND LIMITED BY THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK AGREEMENT DATED AS OF DECEMBER 19, 1995 AMONG NEW AMERICAN HEALTHCARE CORPORATION, CERTAIN OTHER PARTIES AND THE ORIGINAL HOLDER OF SUCH SHARES. A COPY OF SAID AGREEMENT, TO WHICH REFERENCE IS HEREBY MADE, IS ON FILE AND MAY BE EXAMINED AT THE OFFICES OF NEW AMERICAN HEALTHCARE CORPORATION.

Whenever any Restricted Shares held by any Founder become Vested Shares under this Agreement, such Founder shall be entitled to receive from the Company a new stock certificate evidencing such newly Vested Shares without the restrictive legend set forth above and such certificate shall be delivered to such Founder. Each stock certificate representing Restricted Shares shall also bear the legends provided for in the Stockholders Agreement and in the Registration Rights Agreement.

     SECTION J. Applicability of Stockholders Agreement. The terms and provisions of the Stockholders Agreement dated as of the date hereof among the Company, the Purchasers and the Founders shall also apply to the Restricted Shares, provided that in the event of any conflict between the provisions hereof and thereof, the provisions hereof shall govern.


                                      II.

                 REPRESENTATIONS AND WARRANTIES OF THE FOUNDERS

     Each Founder, severally and not jointly, represents and warrants to the Company as follows:

     SECTION A. Authorization. The execution, delivery and performance by such Founder of this Agreement will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument by which such Founder or any of such Founder's properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Founder.

         SECTION B. Validity. This Agreement has been duly executed and delivered by such Founder and constitutes the legal, valid and binding obligation of such Founder, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

      SECTION C. Title to Common Shares. The transfer and delivery by such Founder of any Restricted Shares repurchased by the Company from such Founder in accordance with Section 1.05 above will transfer valid title thereto to the Company, free and clear of any liens, claims, security interests or other encumbrances whatsoever.

                                      III.

                                  MISCELLANEOUS

         SECTION A. Expenses, Etc. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, whether or not such transactions shall be consummated, except that the Company shall pay the expenses of the Founders incurred in connection with the preparation, execution and delivery of this Agreement.

         SECTION B. Notices. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and (i) delivered personally,
(ii) mailed by certified or registered mail, return receipt requested and postage prepaid, (iii) sent via a nationally recognized overnight courier or
(iv) sent via facsimile confirmed in writing to the recipient, in each case as follows:

          1.   if to the Company, at

               229 Ward Circle
               Suite C-12
               P.O. Box 3689
               Brentwood, Tennessee 37024
               Attention: Mr. Robert M. Martin
               Telecopy No. (615) 221-5009
                        with a copy to:

                        Harwell Howard Hyne Gabbert & Manner, P.C.
                        1800 First American Center
                        315 Deaderick Street
                        Nashville, Tennessee 37238
                        Attention: Ernest E. Hyne, II, Esq.
                        Telecopy No. (615) 251-1058

                   2.   if to any Purchaser, at

                        Welsh, Carson, Anderson & Stowe VII, L.P.
                        One World Financial Center
                        200 Liberty Street
                        New York, N.Y. 10281
                        Telecopy No. (212) 945-2016

                        with a copy to:

                        Reboul, MacMurray, Hewitt, Maynard & Kristol
                        45 Rockefeller Plaza
                        New York, N.Y. 10111
                        Attention: William J. Hewitt, Esq.
                        Telecopy No. (212) 841-5725

                   3. if to any Founder, to such person at his address appearing on the stock transfer records of the Company;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

                   SECTION C. Entire Agreement; Modifications. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous agreements between one or more Founders and the Company, including, without limitation, a Shareholders' Agreement, dated August 28, 1995, by and among Robert M. Martin, Dana C. McLendon, Jr., Craig B. Watson, Timothy S. Hill and the several shareholders named on the Shareholder Exhibits attached thereto, an Employment Agreement, dated October 15, 1995, between the Company and Robert M. Martin, an Employment Agreement, dated October 15, 1995, between the Company and Dana C. McLendon, Jr., an Employment Agreement, dated October 15, 1995, between the Company and Craig B. Watson, an Employment Agreement, dated October 15, 1995, between the Company and Timothy S. Hill, a Noncompetition Agreement, dated October 15, 1995, between the Company and Dana C. McLendon, Jr., a Noncompetition Agreement, dated October 15, 1995, between the Company and Craig B. Watson, and a Noncompetition Agreement, dated October 15, 1995, between the Company and Timothy S. Hill. This Agreement may not be amended or modified nor any provisions waived except in a writing signed by the parties hereto.

     SECTION D. Assignment. Neither this Agreement nor any of the parties' rights and obligations hereunder shall be assignable by either party hereto without the prior written consent of the other parties hereto.

     SECTION E. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION F. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

     SECTION G. Additional Person to be Treated as a Founder. It is intended that one additional person, who may purchase up to 200,000 shares of Common Stock from the Company at $.30 per share at the time of such person's employment with the Company, may become an executive officer of the Company as Vice President of Acquisitions and Development. As a condition to such purchase of shares, such person shall execute and deliver to the Company a counterpart of this Agreement, whereupon such person shall, for all purposes hereof, become a "Founder" and the shares so purchased shall become "Restricted Shares."

     IN WITNESS WHEREOF, the Company, the Founders and the Purchasers have executed this Restricted Stock Agreement as of the day and year first above written.


                                  NEW AMERICAN HEALTHCARE CORPORATION


                                  By
                                    -----------------------------------------
                                         Robert M. Martin
                                         Chairman, President and CEO


                                  PURCHASERS:

                                  WELSH, CARSON, ANDERSON & STOWE VII, L.P.
                                  By WCAS VII Partners, General Partner


                                  By
                                    -----------------------------------------
                                         General Partner


                                  WCAS Healthcare Partners, L.P.
                                  By WCAS HP Partners, General Partner


                                  By
                                    -----------------------------------------
                                         General Partner


                                  -------------------------------------------
                                         Patrick J. Welsh


                                  -------------------------------------------
                                         Russell L. Carson


                                  -------------------------------------------
                                         Bruce K. Anderson


                                  -------------------------------------------
                                         Richard H. Stowe


                                  -------------------------------------------
                                         Andrew M. Paul


                                  -------------------------------------------
                                         Thomas E. McInerney

                                  -------------------------------------------
                                         Laura VanBuren


                                  -------------------------------------------
                                         James B. Hoover


                                  -------------------------------------------
                                         Robert A. Minicucci


                                  -------------------------------------------
                                         Anthony J. de Nicola


                                  DAVID F. BELLET - TRUSTEE
                                    PROFIT SHARING PLAN DLJSC -
                                    CUSTODIAN FBO DAVID F. BELLET


                                  By
                                    -----------------------------------------


                                  HORIZON INVESTMENTS ASSOCIATES, I


                                  By
                                    -----------------------------------------

                                  FOUNDERS:



                                  -------------------------------------------
                                         Robert M. Martin


                                  -------------------------------------------
                                         Dana C. McLendon, Jr.


                                  -------------------------------------------
                                         Craig B. Watson


                                  -------------------------------------------
                                         Timothy S. Hill

                                    ANNEX I

                                   Purchasers

Name and Address
----------------

Welsh, Carson Anderson
  & Stowe VII, L.P.
One World Financial Center
New York, NY 10281

WCAS Healthcare Partners, L.P.
One World Financial Center
New York, NY 10281

Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
James B. Hoover
Robert A. Minicucci
Anthony J. de Nicola
  In care of
  WCAS Management Corporation
  One World Financial Center
  New York, NY 10281

David F. Bellet - Trustee
Profit Sharing Plan DLJSC-Custodian
FBO David F. Bellet
125 East 72nd Street
New York, New York 10021-4250

copy to:

Ms. Nicole Primack
Sales Associate
Donaldson, Lufkin & Jenrette
Investment Services Group
140 Broadway
New York, New York 10005-1281

HORIZON INVESTMENTS ASSOCIATES, I
c/o R.A. Ortenzio
Continental Medical Systems, Inc.
600 Wilson Lane
Mechanicsburg, Pennsylvania 17055

                                    ANNEX II

                                    Founders


                                                     Number of
Name and Address                                 Restricted Shares
----------------                                 -----------------
Robert M. Martin
919 Stuart Lane
Brentwood, TN 37027                                  1,479,000

Dana C. McLendon, Jr.
One Strawberry Hill
Nashville, TN 37215                                    677,000

Craig B. Watson
10803 Briar Branch
Houston, TX 77024                                      392,000

Timothy S. Hill
604 Davidson Road
Nashville, TN 37205                                    252,000
-------------------                                  ---------

TOTAL                                                2,800,000


     Pursuant to the provisions of Article III, Section G of that certain Restricted Stock Agreement dated December 19, 1995 among New American Healthcare Corporation, (the "Company") Welsh, Carson Anderson & Stowe VII, L.P. ("WCAS VII"), the several other investors named in Annex I thereto (the "Purchasers") and the several individuals named in Annex II thereto (the "Founders") (the "Restricted Stock Agreement"), the undersigned hereby becomes a party to the Restricted Stock Agreement as a Founder and agrees to be bound by such agreement as if a party to the original Restricted Stock Agreement.



                                             -------------------------------
                                             Neil G. McLean

                                     REVISED
                                    ANNEX II

                                    Founders



                                                          Number of
  Name and Address                                    Restricted Shares
  ----------------                                    -----------------
  Robert M. Martin
  919 Stuart Lane
  Brentwood, TN 37027                                    1,479,000

  Dana C. McLendon, Jr.
  One Strawberry Hill
  Nashville, TN 37215                                      677,000

  Craig B. Watson
  10803 Briar Branch
  Houston, TX 77024                                        392,000

  Timothy S. Hill
  604 Davidson Road
  Nashville, TN 37205                                      252,000

  Neil G. McLean
  502 Mulberry Ct.
  Marietta, GA 30068                                       200,000
                                                         ---------
  TOTAL                                                  3,000,000
